[OBJECT OMITTED]
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: March 31, 2004

                           MEDIA SERVICES GROUP, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)

Item 2. Acquisition or Disposition of Assets

On March 31, 2004, Media Services Group, Inc. (the "Company") completed its sale of substantially all of the assets relating to its telemarketing sales and teleservices business held by its wholly-owned subsidiary, MKTG Teleservices, Inc. to SD&A Teleservices, Inc. ("SD&A"), a Georgia corporation and wholly-owned subsidiary of the Robert W. Woodruff Arts Center, Inc. for $3.3 million in cash plus the assumption of certain liabilities relating to such business, subject to a final working capital adjustment, pursuant to a definitive agreement entered into as of March 31, 2004. Approximately $300,000 of the purchase price is being held back in the form of a promissory note payable to the Company in eighteen months in connection with certain indemnifications made by the Company and its subsidiary in accordance with the terms and conditions of the purchase agreement. The purchase price was determined through arms-length negotiations between SD&A and the Company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) N/A

(b) Pro forma financial information. *

(c) The following documents are filed herewith as exhibits to this Form 8-K:

     2.1 Asset Purchase Agreement dated as of March 31, 2004 (all Exhibits and Schedules are omitted from this filing, but will be filed with the Commission supplementally upon request).

     99.1 Press Release issued by the Registrant dated April 1, 2004.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MEDIA SERVICES GROUP, INC.

Date: April 14, 2004            By: /s/ Richard J. Mitchell III
--------------------                ---------------------------
                                Title: Chief Accounting Officer



                                      -3-

                               UNAUDITED PRO FORMA
                              FINANCIAL STATEMENTS

On March 31, 2004, Media Services Group, Inc. (the "Company") completed its sale of substantially all of the assets relating to its telemarketing sales and teleservices business held by its wholly-owned subsidiary, MKTG Teleservices, Inc. to SD&A Teleservices, Inc. ("SD&A"), a Georgia corporation and wholly-owned subsidiary of the Robert W. Woodruff Arts Center, Inc. for $3.3 million in cash plus the assumption of certain liabilities relating to such business, subject to a final working capital adjustment, pursuant to a definitive agreement entered into as of March 31, 2004. Approximately $300,000 of the purchase price is being held back in the form of a promissory note payable to the Company in eighteen months in connection with certain indemnifications made by the Company and its subsidiary in accordance with the terms and conditions of the purchase agreement.

* It is impracticable for the Company to provide the required financial statements and pro forma financial information as of the date hereof. The Company will file the required pro forma financial information no later than 60 days after the date hereof.